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                          AEHR TEST SYSTEMS
                   COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (the "Agreement") is made as of March 15, 2013, by and among Aehr Test Systems (the "Company"), a California corporation, and each of the investors set forth on Exhibit A attached hereto (the "Investors").

                               RECITALS

     A. The Company has authorized the issuance and sale to certain accredited investors of an aggregate of up to 1,872,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock").

     B. The Investors desire to purchase and the Company desires to issue and sell shares of Common Stock on the terms and subject to the conditions set forth herein.

                               AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Purchase and Sale of Common Shares.

         (a) Subject to the terms and conditions of this Agreement, each Investor severally agrees to purchase at the Closing, and the Company agrees to sell and issue to the such Investor at the Closing, that number of shares of Common Stock set forth opposite such Investor's name on Exhibit A attached hereto (the "Common Shares") at a per share purchase price of $1.00.

     2.   The Closing.

         (a) Closing Date. The closing of the purchase and sale of the Common Shares (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 3:00 p.m. local time on the date hereof, or at such other location and on such other date as the Company and the Investors acquiring a majority of the Common Shares purchased hereunder shall mutually agree. The date of the Closing is referred to herein as the "Closing Date."

         (b) Payment. At the Closing, each Investor shall deliver to the Company (i) the purchase price for the Common Shares being purchased by the Investor by check or by wire transfer of immediately available funds to an account designated by the Company at the Closing, and (ii) the documents set forth in Section 6(b) of this Agreement.

         (c) Certificate. The Company shall deliver or cause to be delivered to each Investor (i) a certificate representing the Common Shares purchased by the Investor, in definitive

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form and registered in the Investor's name within a reasonable time after the Closing and (ii) the documents set forth in Section 6(a) of this Agreement at the Closing.

     3. Representations and Warranties of the Company. Except as set forth on the Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants to the Investors on the date hereof as follows:

         (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has the power and authority, corporate or otherwise, as appropriate, to own, lease and operate its properties and to conduct its business as now conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, properties, business, or results of operations of the Company (a "Material Adverse Effect").

         (b) Authorized Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, $0.01 par value, and 10,000,000 shares of Preferred Stock, $0.01 par value. As of the date hereof, approximately 9,362,987 shares of Common Stock and no shares of Preferred Stock are validly issued and outstanding, and each outstanding share of Common Stock is fully paid and nonassessable. The Company has reserved (i) 4,762,624 shares of Common Stock for issuance pursuant to the Company's 2006 Equity Incentive Plan and (ii) 1,550,000 shares of Common Stock for issuance pursuant to the Company's 2006 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan (together, the "Purchase Plans"), and has outstanding options to purchase 2,973,964 shares of Common Stock under the 2006 Equity Incentive Plan as of the date hereof. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Company's articles of incorporation. The issued and outstanding shares of Common Stock conform to the description thereof contained in the reports (the "Exchange Act Reports") filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except for options issued under the Company's 2006 Equity Incentive Plan and the obligations under the Purchase Plans, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock, and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or any such options, rights convertible securities or obligations.

         (c) Issuance, Sale and Delivery of the Common Shares. The Common Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights (which have not been waived) to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No shareholder of the Company has any right to request or require the Company to register the sale of

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any shares owned by such shareholder under the Securities Act of 1933, as amended (the "Securities Act"). Subject to the satisfaction of the conditions set forth in Section 6(b), no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Common Shares as contemplated herein.

         (d) Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected or, to the Company's knowledge, and subject to satisfaction of the conditions set forth in
Section 6(b), any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for compliance with Blue Sky laws and federal securities laws applicable to the offering and registration for resale of the Common Shares and compliance with the rules and regulations of the securities exchange or trading market on which the Common Stock is listed. Upon the execution and delivery, and assuming the valid execution of this Agreement by the Investor, this Agreement will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity.

         (e) Financials. The Company's financial statements (including all notes and schedules thereto) included in the Exchange Act Reports present fairly the financial position, the results of operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply (subject, in the case of unaudited statements, to normal year end audit adjustments and the absence of footnotes) and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved (except as may be indicated in the notes thereto). Since the date of the most recent financial statements included in the Exchange Act Reports, there has not been:
(i) any event or condition of any character that, either individually or cumulatively, has or would have a Material Adverse Effect or (ii) any sale, assignment or transfer of any patents, trademarks, trade secrets or other intangible assets of the Company.

         (f) Contracts. The contracts described in the Exchange Act Reports as being in effect on the date hereof, are in full force and effect on the date hereof, and the Company is not, nor

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to the Company's knowledge, is any other party in breach of or default under any written agreement which would have a Material Adverse
Effect.

         (g) No Actions. There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject. The Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

         (h) Finders' Fees. Other than as set forth in the Schedule of Exceptions, no investment banker, broker, finder or other intermediary has been retained by or is authorized to act on behalf of the Company who is or might be entitled to any fee or commission from the Company or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

         (i) Commission Reports. The Company has complied in all material respects with the filing requirements of the Commission under the Exchange Act and all rules and regulations thereunder for the two years preceding the date hereof. As of their respective filing dates, all documents filed by the Company with the Commission complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable and all rules and regulations thereunder, and none of the Exchange Act Reports, when filed, contained any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (j) Intellectual Property. There are no claims pending or, to the Company's knowledge, threatened that the Company or any of its subsidiaries is infringing (including with respect to the manufacture, use or sale by the Company or any of its subsidiaries of their respective products) upon any patent, patent application, trademark, trademark rights, trade names, trade name rights, copyrights, technical know-how and other proprietary intellectual property rights (the "Intellectual Property Rights") of a third party, and the Company has no reason to believe that the current business activities of the Company or its subsidiaries are reasonably likely to give rise to any such claim(s). To the Company's knowledge, no third party is infringing upon any material Intellectual Property Right of the Company.

         (k) Offering Valid. Assuming the accuracy of the representations and warranties of the Investors contained in Section 4 hereof, the offer, sale and issuance of the Common Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         (l) Disclosure. Neither this Agreement nor any exhibit or other document delivered in connection herewith contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items supplied by the Company at the Closing shall contain an untrue statement of a material fact or omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading. There is no fact which the Company has not disclosed to the Investors and which is known to the Company (other than facts known to the general public or generally known in the Company's industry) which would cause a Material Adverse Effect. The Company has supplied each Investor with all written information previously requested by such Investor in writing to the Company.

     4.   Representations and Warranties of the Investors.  Each
Investor hereby represents and warrants to the Company on the date hereof as follows:

         (a)   Private Placement.

                 (i) Investor understands that the offering and sale of the Common Shares is intended to be exempt from registration under the Securities Act.

                (ii) Investor represents and warrants that it is acquiring the Common Shares acquired by such Investor pursuant to this Agreement for investment for Investor's own account and not with a view to the resale or distribution of such Common Shares or any interest therein other than in a transaction that is registered or exempt from registration under the Securities Act.

               (iii) Investor represents and warrants that it is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

                (iv) Investor represents and warrants that it (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Common Shares, and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Common Shares acquired by it hereunder.

                 (v) Investor has been given the opportunity to ask questions of, and receive answers from, the Company regarding the Company, the terms and conditions of the Common Shares and related matters, and has been furnished with the information it deems necessary or desirable to evaluate the merits and risks of its acquisition of the Common Shares.

                (vi) Investor understands that the Common Shares that it is acquiring are characterized as "restricted securities" under the Securities Act in as much as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations, such Common Shares may be resold without registration under the Securities Act only in certain limited circumstances. Investor understands that the certificates evidencing the Common Shares will bear a restrictive legend substantially as follows:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
     FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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     COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES
     AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

               (vii) Investor has, in connection with its decision to acquire the Common Shares, relied solely upon the Exchange Act
Reports and the representations and warranties of the Company contained in this Agreement.

         (b) Additional Representations of Foreign Investor. If the Investor does not reside in and is not a citizen of the United States, for the purpose of this Section 4, the Investor shall be deemed a "Foreign Purchaser" and the Investor represents, warrants and covenants to the Company, in addition to the other representations, warranties and covenants set forth in this Section 4, the following, but only in the event, and to the extent, that the Investor seeks to rely upon the provisions of Regulation S for the resale of the Common
Shares:

                (i) Neither the Foreign Purchaser nor any person for the account of whom such Foreign Purchaser is acting, including the estate of any such person, a trust of which any such person is a beneficiary, or a corporation, partnership, trust or other entity organized under the laws of the United States of America, is a citizen or resident of the United States of America (a "U.S. Person").

               (ii) Such Foreign Purchaser will not sell, transfer or otherwise dispose of the Common Shares for the applicable restricted period as set forth in Regulation S, and such Foreign Purchaser will not thereafter sell or otherwise transfer the Common Shares and any securities issued upon exercise thereof to a U.S. Person unless the Company has received an opinion of counsel, satisfactory to the Company, that such transfer will not be in violation of the Securities Act or any applicable state securities laws.

              (iii) The Foreign Purchaser understands that the Company will not allow any transfer or other disposition of the Common Shares unless the proposed transferee shall have executed an instrument containing the representations set forth in the foregoing paragraphs (i) and (ii) of this section or the Company shall have received an opinion of counsel satisfactory to the Company to the effect that such proposed transfer would not be in violation of the Securities Act or any applicable state securities law.

         (c) Finders' Fees. Other than as set forth in the Schedule of Exceptions, no investment banker, broker, finder or other intermediary has been retained by or is authorized to act on behalf of the Company or the Investors who is or might be entitled to any fee or commission from the Company or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

     5. Additional Agreements and Covenants of the Company and the Investors.

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         (a)   Further Assurances.  The Company and the Investors
agree to execute and deliver such documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate the transactions contemplated by this Agreement.

         (b) Securities Law Transfer Restrictions. No Investor shall sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Common Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Investor of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; provided that no such opinion shall be requested for any transfer of Shares that is exempt from such registration under Rule 144 under the Securities Act. Any transfer or purported transfer of the Shares in violation of this
Section 5(b) shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section 5(b). The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 5(b).

         (c) Furnishing of Information. As long as any Investor owns Common Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Common Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any Investor may reasonably request to the extent required from time to time to enable such Investor to sell Common Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         (d) Piggy-Back Registrations. If at any time after the Closing the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of the Common Shares held by such Investor that such Investor requests to be registered. If an offering in connection with which an Investor is entitled to registration under this Section 5(d) is an underwritten offering, then each Investor whose Common Shares are included in such registration statement shall, unless otherwise agreed by the Company, offer and sell his, her or its Common Shares in an underwritten offering using the same underwriter(s) and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of the Common Stock included in such underwritten offering and

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shall enter into an underwriting agreement in form and substance reasonably satisfactory to the Company and the underwriter(s).

     6.   Closing Deliveries.

         (a) Conditions to the Investor's Obligations. The obligation of each Investor to consummate the transactions contemplated by this Agreement shall be subject to the delivery of the fulfillment prior to or at the Closing of the following conditions, any of which may be waived in whole or in part by such Investor:

                (i) The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except for those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such particular date and except where the failure to be true and correct will not have a Material Adverse Effect on the Company.

               (ii) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

              (iii) The Company shall have obtained any and all consents, permits and waivers necessary for the consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing).

               (iv)   The Company shall have delivered the following:

                     (1) a copy of the resolutions of the Company's Board of Directors authorizing (A) the execution, delivery and consummation of this Agreement and (B) transactions contemplated hereby and thereby; and

                     (2)   a certificate of the President of the
Company, dated the Closing Date, certifying that the conditions specified in Sections 6(a)(i) and 6(a)(ii) have been fulfilled.

         (b) Conditions to the Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions:

                (i) The representations and warranties of the Investors contained in Section 4 shall be true on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing.

               (ii) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any securities exchange or trading market on which the Common Stock is listed that are required in connection with the lawful issuance and sale of Common Shares pursuant to this Agreement shall have been duly obtained and

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effective as of the Closing and all filings with such authorities or regulatory bodies shall have been made and accepted.

              (iii) Each Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               (iv) Each Investor shall have paid the purchase price as set forth in Section 1 above.

     7.   Miscellaneous.

        (a) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number as set forth below, or such other address or facsimile number as such party may hereinafter specify for the purpose of giving notice hereunder to the party giving such notice. Each such notice, request or other communication shall be effective: (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified pursuant to this Section 7(a) and the appropriate confirmation is received; (ii) if given by mail, 72 hours after such communication is deposited in the mails, certified mail, return receipt requested, postage prepaid, addressed as aforesaid or;
(iii) if given by any other means, when delivered at the address as follows:

      If to the Company, to:

           Aehr Test Systems
           400 Kato Terrace
           Fremont, CA 94539
           Attn: Chief Financial Officer
           Phone: (510) 623-9400 x321
           Fax: (510) 623-9686

      With a copy to:

           Wilson Sonsini Goodrich & Rosati, P.C.
           650 Page Mill Road
           Palo Alto, CA 94307
           Attn: Mario Rosati
           Phone: (650) 493-9300
           Fax: (650) 493-6811

      If to an Investor, to the address set forth next to such Investor's name on Exhibit A hereto.

         (b)   Amendments and Waivers.

                (i) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either

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retroactively or prospectively), only with the written consent of the
Company and the Investors holding a majority of the Common Shares issued by the Company pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are exercisable), each future holder of all such securities, and the Company.

               (ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         (c) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party.

         (d) Governing Law. This Agreement and all matters arising directly or indirectly herefrom shall be governed by, and construed in accordance with, the laws of the State of California without regard to the conflicts of laws principles thereof.

         (e) Consent to Jurisdiction. The parties hereto agree that any suit, action or proceeding relating to or arising out of this Agreement or the transactions contemplated hereby, shall be brought in the federal and state courts located in Santa Clara County, California, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement directly or indirectly shall be deemed to have arisen from a transaction of business in the State of California, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or outside the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7(a) shall be deemed effective service of process on such party.

         (f) WAIVER OF JURY TRIAL. THE COMPANY AND EACH INVESTOR EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (g) Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

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

         (h) Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement.

         (i) Headings. The headings in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         (j) Attorneys Fees. In the event any suit or action is instituted to enforce any provision in this Agreement, the substantially prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeal.

         (k) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.


              [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                           AEHR TEST SYSTEMS

                                           By: /s/ Gayn Erickson
                                              -----------------------
                                              Name: Gayn Erickson
                                              Title: President and Chief
                                                  Executive Officer



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            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                       Gaylord L. Erickson

                                       By: /s/ Gaylord L. Erickson
                                           ------------------------


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            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                         Gary Larson

                                         By: /s/ Gary Larson
                                            ---------------------


                             AEHR TEST SYSTEMS
            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        Carl N. Buck

                                        By: /s/ Carl N. Buck
                                           ---------------------

                             AEHR TEST SYSTEMS
            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                       David Hendrickson

                                       By: /s/ David Hendrickson
                                          -----------------------



                            AEHR TEST SYSTEMS
            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                      Larry Anderson

                                      By: /s/ Larry Anderson
                                         -------------------


                           AEHR TEST SYSTEMS
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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                      Howard Slayen

                                      By: /s/ Howard Slayen
                                         -------------------


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            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                    Posedel Family Trust

                                    By:	/s/ Rhea Posedel
                                       -------------------
	                               Name: Rhea Posedel
	                               Title: Trustee


                            AEHR TEST SYSTEMS
            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                   Robert Anderson 2000
                                   Revocable Trust

                                   By: /s/ Robert Anderson
                                      ----------------------
	                              Name: Robert Anderson
	                              Title: Trustee





                             AEHR TEST SYSTEMS
            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                  Blinn Family Trust

                                  By: /s/ Adriana E. Blinn
                                     -----------------------
	                             Name: Adriana E. Blinn
	                             Title: Trustee




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            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                The Patel Family Partners,LP

                                By: /s/ Mukesh Patel
                                   -----------------------
	                           Name: Mukesh Patel
	                           Title: General Partner


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            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                               Westerly Partners, LP

                               By: /s/ Chris Galvin
                                  -----------------------
	                          Name: Chris Galvin
	                          Title: Managing Member






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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                              Cardinal Value, L.P.

                              By: Smart Cardinal Management LLC., General
                              Partner

                              By: /s/ William Smart
                                 ------------------------
	                         Name: William Smart
	                         Title: Managing Member


                              By: /s/ James Smart
                                 ------------------------
	                         Name: James Smart
	                         Title: Managing Member




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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

	                              FBO Mel S. Lavitt

                                      By: /s/ Mel S. Lavitt
                                         ---------------------
	                                 Name: Mel S. Lavitt





                             AEHR TEST SYSTEMS
            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                          Wendy Lavitt

                                          By: /s/ Wendy Lavitt
                                             ------------------


                             AEHR TEST SYSTEMS
            SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                       Jenny June Scott Trust

                                       By: /s/ Geoffrey G. Scott
                                          ----------------------
	                                  Name: Geoffrey G. Scott
	                                  Title: Trustee




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



                              Exhibit A
                              Investors



------------------------------    ------------------     ------------------
                                      Investment           Common Shares
     Name and Address                 Amount ($)             Purchased
------------------------------    ------------------     ------------------
Gaylord L. Erickson
5321 Apennines Circle
San Jose, CA 95138                  $50,000.00                 50,000

Gary Larson
3677 El Grande Drive
San Jose, CA 95132                  $10,000.00                 10,000

Carl N. Buck
10320 S. Tantau Ave.
Cupertino, CA 95014                 $10,000.00                 10,000

David Hendrickson
1824 Glen Una Ave
San Jose, CA 95125                  $20,000.00                 20,000

Larry Anderson
388 Sea Wolf Way
Livermore, CA 94550                 $10,000.00                 10,000

Howard Slayen
400 Kato Terrace
Fremont, CA 94539                   $25,000.00                 25,000

Rhea Posedel, Trustee of the
Posedel Family Trust
1736 Terrace Dr.
Belmont, CA 94002                   $25,000.00                 25,000

Robert Anderson, Trustee of the
Robert Anderson 2000
Revocable Trust
398 Questa Ct.
Reno, NV 89511                     $200,000.00                200,000

Adriana E. Blinn, Trustee of the
Blinn Family Trust
398 Questa Ct.
Reno, NV 89511                      $50,000.00                 50,000

Mukesh Patel, General Partner,
The Patel Family Partners, LP
8624 White Oak Ct.
Pleasanton, CA 94588               $250,000.00                250,000

Westerly Partners, LP
201 Mission St
San Francisco, CA 94105            $116,000.00                116,000




Smart Cardinal Management,
LLC. General Partner of
Cardinal Value, L.P.
PO Box 742
Palo Alto, CA 94302                 $50,000.00                 50,000

National Financial FBO Mel
Lavitt
Fidelity Investments
Attn: Banking Services
Mail Zone: KCIN
100 Crosby Parkway
Covington, KY 41015                $100,000.00                100,000

Wendy Lavitt
PO Box 70
Park City, UT 84060                $100,000.00                100,000

Jenny June Scott Trust
Geoffrey G. Scott Trustee
12930 Morehead
Chapel Hill, NC 27517              $142,000.00                142,000

            Totals               $1,158,000.00              1,158,000





                                AEHR TEST SYSTEMS
                  SIGNATURE PAGE TO COMMON STOCK PURCHAS AGREEMENT

                                 Exhibit B
                           Schedule of Exceptions